SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 26, 1999
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
         -------------------------------------------------------------
         (as depositor under a certain Pooling and Servicing Agreement dated as of July 31, 1999, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 1999-1)
             (Exact Name of Registrant as specified in its charter)


         Delaware                  333-81237                   52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5. Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the November 26, 1999 Distribution Date.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The quarterly financial statements for the period ended September 30, 1999 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on November 12, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EQUITY ONE ABS, INC.


                                            By: /s/ Dennis Kildea
                                                -----------------------------
                                                Dennis Kildea, Vice President

Dated: November 29, 1999

                                                               ANNEX A

                  Equity One Mortgage Pass-Through Trust 1999-1
                         Statement to Certificateholders
                                November 26, 1999


-----------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          PRIOR                                                                              CURRENT
               FACE          PRINCIPAL                                                  REALIZED    DEFERRED     PRINCIPAL
 CLASS         VALUE          BALANCE        PRINCIPAL      INTEREST         TOTAL       LOSSES    INTERREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
   A      195,015,906.00   191,514,494.79   2,363,279.24   1,238,460.40   3,601,739.64    0.00        0.00     189,151,215.55

   R                0.00             0.00           0.00          43.36          43.36    0.00        0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------
 TOTALS   195,015,906.00   191,514,494.79   2,363,279.24   1,238,503.76   3,601,783.00    0.00        0.00     189,151,215.55
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
--------------------------------------------------------------------------------
              PRIOR                                                   CURRENT
             PRINCIPAL                                               PRINCIPAL
 CLASS        FACTOR        PRINCIPAL     INTEREST       TOTAL        FACTOR
--------------------------------------------------------------------------------
   A       982.04550961    12.11839223   6.35056096   18.46895319   969.92711738
--------------------------------------------------------------------------------
 TOTALS    982.04550961    12.11839223   6.35078330   18.46917553   969.92711738
--------------------------------------------------------------------------------


--------------------------
    PASS THRU RATES
--------------------------
                 CURRENT
                PASS-THRU
 CLASS             RATE
--------------------------
   A            7.760000%
--------------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Aranka Paul
             The Chase Manhattan Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor
                            New York, New York 10001
                               Tel: (212) 946-3236
                          Email: aranka.paul@chase.com
--------------------------------------------------------------------------------

[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                                November 26, 1999


Sec. 4.03(i)      Principal

                       Scheduled Principal                           188,209.63
                       Curtailments                                   25,733.50
                       Payoff                                      2,149,336.11
                       Liquidation Proceeds                                0.00

Sec. 4.03(ii)     Interest
                       Interest Distribution                       1,238,460.40
                       Unpaid Interest                                     0.00
                       Remaining Unpaid Interest                           0.00

Sec. 4.03(iii)    Interest Shortfall                                       0.00
Sec. 4.03(iii)    Principal Shortfall                                      0.00

Sec. 4.03(v)      Ending Pool Balance                            189,151,215.55

Sec. 4.03(vi)     Servicing Fee                                       78,813.00

Sec. 4.03(viii)   Advances                                           721,907.44

Sec. 4.03(ix)     Loans Delinquent

         --------------------------------------------------------------
                                  Group Totals
         --------------------------------------------------------------
            Period       Number      Principal Balance     Percentage
         --------------------------------------------------------------
          0 - 30 days     564          57,190,523.79         30.24%
         --------------------------------------------------------------
         31 - 60 days      80           6,623,270.82          3.50%
         --------------------------------------------------------------
         61 - 90 days      16           1,387,921.11          0.73%
         --------------------------------------------------------------
         91 + days          9           1,161,956.43          0.61%
         --------------------------------------------------------------
           Total          669          66,363,672.15         35.08%
         --------------------------------------------------------------

Sec. 4.03(ix)     Loans in Foreclosure

               --------------------------------------------------
                                  Group Totals
               --------------------------------------------------
                   Number      Principal Balance     Percentage
               --------------------------------------------------
                     6            745,894.05            0.39%
               --------------------------------------------------

Sec. 4.03(x)      Loan Number(s) and Stated Principal Balance(s)
                    of Loans in REO                                         N/A

Sec. 4.03(xi)     Loans in REO

               --------------------------------------------------
                                  Group Totals
               --------------------------------------------------
                   Number      Principal Balance     Percentage
               --------------------------------------------------
                     0               0.00               0.00%
               --------------------------------------------------

Sec. 4.03(xii)    Spread Account Draw                                      0.00

Sec. 4.03(xiii)   Class A Monthly Spread Account Deposit Amount      246,099.99

Sec. 4.03(xiii)   Percentage of Class A Monthly Spread Account
                    Deposit Amount                                       100.00%


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                                November 26, 1999


Sec. 4.03(xiii)   Class A Spread Account Deposit Amount              246,099.99

Sec. 4.03(xiii)   Spread Account Excess                                    0.00

Sec. 4.03(xiii)   Spread Account Excess Allocations
                       Net WAC Cap Deposit                                 0.00
                       Class R Certificateholders                          0.00

Sec. 4.03(xiv)    Ending Spread Account Balance                    6,299,659.58

Sec. 4.03(xv)     Specified Spread Account Requirement             7,800,636.28

Sec. 4.03(xvi)    Aggregate Stated Principal Balance of the
                    three largest loans                            2,057,732.66

Sec. 4.03(xvii)   Net WAC Cap Carryover Amount                             0.00

                  Net WAC Cap Account - Investment Earnings                0.00


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                                November 26, 1999


                       Insurer's Monthly Premium Amount               27,584.55

                       Trustee Fee Amount                              3,449.60

                       Adjustment of September Trustee Fee               130.01

                       Insured Payment                                     0.00


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION